UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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Arbor Rapha Capital Bioholdings Corp. I

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Boulevard, Suite 900

Uniondale, NY 11553

AMENDMENT NO. 1 TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2022

The following disclosures amend the definitive proxy statement filed by Arbor Rapha Capital Bioholdings Corp. I (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 9, 2022 (the “Proxy Statement”) relating to the Company’s special meeting to be held on Thursday, December 8, 2022, commencing at 10:00 a.m., Eastern time at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Special Meeting”). As previously disclosed, the board of directors of the Company has fixed the close of business on October 28, 2022 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof.

EXPLANATORY NOTE

In the Proxy Statement, the Company inadvertently reported an incorrect number of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), (i) outstanding as of the Record Date and (ii) held by Saba Capital Management, L.P., (“Saba Capital”) as of the Record Date. The correct number of shares of Class A Common Stock outstanding as of the Record Date was 17,250,000 (not 15,920,967, as reported in the Proxy Statement) and the correct number of shares of Class A Common Stock beneficially owned by Saba Capital as of the record date was 1,133,195 (not 1,13,195, as reported in the table in the section of the Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”).

The Company is providing this amendment to the Proxy Statement (this “Amendment”) solely to correct (i) the number of shares of Class A Common Stock outstanding as of the Record Date, as it appears in the Notice of the Special Meeting (the “Notice”) and on pages 12 and 16 of the Proxy Statement (the “Number Correction”) and to reflect the Number Correction’s effect on (a) the total number of shares of the Company’s common stock (the “Common Stock”) issued and outstanding as of the Record Date, as it appears in the Notice and on pages 12 and 16 of the Proxy Statement and (b) the number of shares of Common Stock, issued and outstanding as of the Record Date, required to achieve a quorum, as it appears on pages 12 and 17 of the Proxy Statement, and (ii) the number of shares of Class A Common Stock beneficially owned by Saba Capital, as it appears in the table starting on page 39 of the Proxy Statement. The correct number of shares of Common Stock issued and outstanding as of the Record Date was 21,562,500 (not 20,233,467, as reported in the Proxy Statement) and the correct number of shares of Common Stock required to achieve a quorum is 10,781,251 (not 10,116,735, as reported in the Proxy Statement).

The Company hereby replaces in its entirety the following paragraph located in the Notice as follows:

Only stockholders of record of the Company as of the close of business on October 28, 2022, (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 21,562,500 shares of Common Stock issued and outstanding, including (i) 17,250,000 shares of Class A Common Stock and (ii) 4,312,500 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

The Company hereby replaces in its entirety the subsection under “Questions and Answers about the Proxy Materials and our Special Meeting” entitled “What is a quorum” on page 12 of the Proxy Statement as follows:

What is a quorum?

Holders of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

As of the record date for the Special Meeting, 10,781,251 shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

The Company hereby replaces in its entirety the subsection under “Questions and Answers about the Proxy Materials and our Special Meeting” entitled “Who can vote at the Special Meeting” on page 12 of the Proxy Statement as follows:

Who can vote at the Special Meeting?

Holders of shares of Common Stock as of the close of business on October 28, 2022, the Record Date, are entitled to vote at the Special Meeting. On the Record Date, there were 21,562,500 shares of Common Stock issued and outstanding, including (i) 17,250,000 shares of Class A Common Stock and (ii) 4,312,500 shares of Class B Common Stock. The Company’s warrants and preferred stock do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Class B Common Stock, constituting 20% of our issued and outstanding shares of Common Stock.

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

“Street Name” Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

The Company hereby replaces in its entirety the subsection under “The Special Meeting” entitled “Voting Power; Record Date” on page 16 of the Proxy Statement as follows:

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on October 28, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of the Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 21,562,500 shares of Common Stock issued and outstanding, including 17,250,000 shares of Class A Common Stock and 4,312,500 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

The Company hereby replaces in its entirety the subsection under “The Special Meeting” entitled “Quorum and Vote of Stockholders” starting on page 16 of the Proxy Statement as follows:

Quorum and Vote of Stockholders

Holders of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. As of the record date for the Special Meeting, 10,781,251 shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self- regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

The Company hereby replaces in its entirety the table (and the accompanying footnotes) in the section entitled “Security Ownership of Certain Beneficial Owners and Management” starting on page 39 of the Proxy Statement as follows:

	Class A Common Stock		Class B Common Stock
	Shares Beneficially Owned	Issued and Outstanding Common Stock	Shares Beneficially Owned(2)	Issued and Outstanding Common Stock
Name and Address of Beneficial Owner(1)
Arbor Rapha Capital LLC(3)	—	—	4,312,500	20%
Ivan Kaufman(4)	—	—	—	—
Kevin Slawin(4)	—	—	—	—
Paul Elenio	—	—	—	—
William Connolly	—	—	—	—
John Natalone	—	—	—	—
Cyrus D. Walker(4)	—	—	—	—
Ralph Mack(4)	—	—	—	—
Avery Modlin(4)	—	—	—	—
Beryl Capital Management LLC(5)	1,498,992	8.7%	—	—
Saba Capital Management, L.P.(6)	1,133,195	6.6%	—	—
All executive officers and directors as a group (eight individuals)	—	—	4,312,500	20%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Arbor Rapha Capital Bioholdings Corp. I, 333 Earle Ovington Blvd., Suite 900, Uniondale, NY 11553.
(2)	Interests shown consist solely of founder shares, classified as shares of Class B Common stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-259516).
(3)	Arbor Rapha Capital LLC, our sponsor, is the record holder of 4,312,500 shares of Class B Common stock, 562,500 of which is subject to forfeiture depending on the extent to which the underwriter’s over- allotment option is exercised. Ivan Kaufman is the key principal of Arbor Management LLC, a New York limited liability company, which controls Arbor Commercial Mortgage, LLC, a New York limited liability company, which is the managing member of Arbor Rapha Capital, LLC, a Delaware limited liability company. By virtue of his control over our sponsor, Mr. Kaufman may be deemed to beneficially own shares held by our sponsor.
(4)	Information does not reflect interests held in our Sponsor. See “Item 11. Executive Compensation” for additional information regarding interests held in our Sponsor.
(5)	According to a Schedule 13G/A filed with the SEC on February 10, 2022, each of Beryl Capital Management LLC, Beryl Capital Management L.P., and David A. Watkin may be deemed to have shared voting and dispositive power with regard to 1,498,992 Class A Common Stock of the Company and Beryl Capital Partners II LLP may be deemed to have shared voting and dispositive power with regard to 1,266,090 Class A Common Stock of the Company. The business address for each is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.
(6)	According to a Schedule 13G/A filed with the SEC on February 14, 2022, each of Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein may be deemed to have shared voting and dispositive power with regard to 1,133,195 Class A Common Stock of the Company. The business address for each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

This Amendment does not change the proposals to be acted upon at the Special Meeting, which are described in the Proxy Statement. Except as specifically amended by the information contained in this Amendment, the information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

This Amendment is dated November 16, 2022.